OREGON BAKING COMPANY, DBA MARSEE BAKING

                      1997 STOCK OPTION/STOCK ISSUANCE PLAN


                                    ARTICLE I

                               GENERAL PROVISIONS

         1.       PURPOSE

                  This  Oregon  Baking  Company,  dba Marsee  Baking  1997 Stock
Option/Stock Issuance Plan is intended to promote the interests of the Corporation by providing eligible individuals who are responsible for the management, growth and financial success of the Corporation or who otherwise render valuable services to the Corporation with the opportunity to acquire a proprietary interest, or increase their proprietary interest, in the Corporation and thereby encourage them to remain in the service of the Corporation.

                  Capitalized terms used herein shall have the meanings ascribed to such terms in Paragraph 6 of this Article I.

         2.       STRUCTURE OF THE PLAN

                  The Plan shall be divided into two separate components: the Option Grant Program specified in Article II and the Stock Issuance Program specified in Article III. The provisions of Articles I and IV of the Plan shall apply to both the Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals in the Plan.

         3.       ADMINISTRATION OF THE PLAN

                  (a) The Plan shall be administered by the Board. The Board, however, may at any time appoint a committee ("Committee") of two (2) or more Board members and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

                  (b) The Plan Administrator (either the Board or the Committee, to the extent the Committee is at the time responsible for the administration of the Plan) shall have full power and authority (subject to the provisions of the
Plan) to establish such rules and regulations as it may deem appropriate for the proper plan administration and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or share issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or share issuance.

         4.       OPTION GRANTS AND SHARE ISSUANCES

                  (a) The persons eligible to receive option grants pursuant to the Option Grant Program (each an "Optionee") and/or share issuances under the Stock Issuance Program (each a "Participant") are limited to the following:

                           (1) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations, if any) who render services which contribute to the success and growth of the Corporation (or any parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or any parent or subsidiary corporations);


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                           (2) the  non-employee  members  of the  Board  or the
         non-employee members of the board of directors of any parent or subsidiary corporations; and

                           (3) those consultants or independent contractors who provide valuable services to the Corporation (or any parent or subsidiary corporations).

                  (b) The Plan Administrator shall have full authority to determine, (I) with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding, and (II) with respect to share issuances under the Stock Issuance Program, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares, and the consideration to be paid by the individual for such shares.

                  (c) The Plan Administrator shall have the absolute discretion either to grant options in accordance with Article II of the Plan or to effect share issuances in accordance with Article III of the Plan.

         5.       STOCK SUBJECT TO THE PLAN

                  (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock, no par value (the "Common Stock"). The maximum number of shares which may be issued over the term of the Plan shall not exceed Seven Hundred Thousand (700,000) shares of Common Stock. The total number of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with the provisions of
Section 5(c).

                  (b) Shares subject to (I) the portion of one or more outstanding options which are not exercised or surrendered prior to expiration or termination and (II) outstanding options canceled in accordance with the cancellation-regrant provisions of Section 4 of Article II will be available for subsequent option grants or stock issuances under the Plan. The shares which shall NOT be available for subsequent option grants or stock issuances under the Plan include shares issued under either the Option Grant Program or the Stock Issuance Program (whether as vested or unvested shares) which are repurchased by the Corporation.

                  (c) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (I) the aggregate number and/or class of shares issuable under the Plan and (II) the aggregate number and/or class of shares and the option price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                  (d) Common Stock issuable under the Plan, whether under the Option Grant Program or the Stock Issuance Program, may be subject to such restrictions on transfer, repurchase rights or other restrictions as may be determined by the Plan Administrator.

        6.        DEFINITIONS

                  The following definitions shall apply to the respective capitalized terms used herein:

                  BOARD means the Board of Directors of Oregon Baking Company, dba Marsee Baking.

                  CODE means the Internal Revenue Code of 1986, as amended.

                  CORPORATION means Oregon Baking Company, dba Marsee Baking, an Oregon corporation, and its successors.

                  CORPORATE TRANSACTION means one or more of the following transactions:

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                  (a) a merger or  consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Corporation's incorporation,

                  (b) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or

                  (c) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger.

                  EMPLOYEE means an individual who is in the employ of the Corporation or one or more Parent or Subsidiary corporations (if any). An optionee shall be considered to be an Employee for so long as such individual remains in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                  EXERCISE DATE shall be the date on which written notice of the exercise of an outstanding option under the Plan is delivered to the Corporation. Such notice shall be in the form of a stock purchase agreement incorporating any repurchase rights or first refusal rights retained by the Corporation with respect to the Common Stock purchased under the option.

                  FAIR MARKET VALUE of a share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (a) If the Common Stock is at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (b) If the Common Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the Fair Market Value shall be the mean between the highest bid and the lowest asked prices (or if such information is available the closing selling price) per share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ National Market System or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid and lowest asked prices (or closing selling price) on the last preceding date for which such quotations exist shall be determinative of Fair Market Value.

                  (c) If the Common Stock is at the time neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, or if the Plan Administrator determines that the valuation provisions of subparagraphs (a) and (b) above will not result in a true and accurate valuation of the Common Stock, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate under the circumstances.

                  INCENTIVE   OPTION  means  an  incentive  stock  option  which
satisfies the requirements of Section 422 of the Code.

                  NON-STATUTORY OPTION means an option not intended to meet the statutory requirements prescribed under the Code for an Incentive Option.

                  PARENT corporation means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the
Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.


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                  PERMANENT  DISABILITY  means the inability of an individual to
engage  in  any  substantial   gainful  activity  by  reason  of  any  medically
determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  PLAN means this Oregon Baking Company, dba Marsee Baking 1997 Stock Option/Stock Issuance Plan.

                  PLAN ADMINISTRATOR means the Board or the Committee, to the extent the Committee is responsible for plan administration in accordance with
Article I, Section 3.

                  SERVICE means the performance of services for the Corporation or one or more Parent or Subsidiary corporations by an individual in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless a different meaning is specified in the option agreement evidencing the option grant, the purchase agreement evidencing the purchased option shares or the issuance agreement evidencing any direct stock issuance. An optionee shall be deemed to remain in Service for so long as such individual renders services to the Corporation or any Parent or Subsidiary corporation on a periodic basis in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor.

                  SUBSIDIARY corporation means each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  10% SHAREHOLDER means the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary corporation.

                                   ARTICLE II

                              OPTION GRANT PROGRAM

         1.       TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the discretion of the Plan
Administrator, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, HOWEVER, that each such instrument shall comply with and incorporate the terms and conditions specified below. In addition, each instrument evidencing an Incentive Option shall be subject to the applicable provisions of Section 2 of this Article II.

                  (a)      OPTION PRICE.

                           (1) The option price per share shall be fixed by the Plan Administrator.

                           (2) The option price shall become immediately due upon exercise of the option, and subject to the provisions of Article IV, Section 1, shall be payable in cash or check drawn to the Corporation's order. Should the Corporation's outstanding Common Stock be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act") at the time the option is exercised, then the option price may also be paid as follows:

                                    (A) in shares of  Common  Stock  held by the
                  optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (B)  through a special  sale and  remittance
                  procedure pursuant to which the Optionee (I) is to provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds, an amount


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                  sufficient to cover the aggregate option price payable for the purchased shares plus all applicable  Federal and State income
                  and   employment   taxes   required  to  be  withheld  by  the
                  Corporation by reason of such purchase and (II) concurrently provides written directives to the Corporation to deliver the
                  certificates   for  the  purchased  shares  directly  to  such
                  brokerage firm in order to effect the sale transaction.

                  (b) TERM AND EXERCISE OF OPTIONS. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the stock option agreement evidencing such option. However, no option granted under the Plan shall have a term in excess of ten (10) years from the grant date. During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee otherwise than by will or by the laws of descent and distribution following the Optionee's death.

                  (c)      TERMINATION OF SERVICE.

                           (1) The Plan Administrator shall have complete discretion to limit the period of time that an option granted under the Plan may be exercised should the Optionee cease to remain in Service for any reason (including death or Permanent Disability). In no event, however, shall any such option be exercisable after the specified expiration date of the option term. During such limited period of exercisability, the option may not be exercised for more than that number of shares (if any) for which such option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of such period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                           (2) Any option granted to an Optionee under the Plan and exercisable in whole or in part on the date of the Optionee's death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                           (3) Notwithstanding subsections (1) and (2) above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at the time the Optionee ceases Service, to allow one or more outstanding options held by the Optionee to be exercised, during the period of exercisability following the Optionee's cessation of Service, not only with respect to the number of shares for which the option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option otherwise would have become exercisable had such cessation of Service not occurred.

                           (4) Notwithstanding any provision of this Article II or any other provision of this Plan to the contrary, any options granted under this Plan shall terminate as of the date the Optionee ceases to be in the Service of the Corporation if the Optionee was terminated for "cause" or could have been terminated for "cause." If the Optionee has an employment or a consulting agreement with the Corporation, the term "cause" shall have the meaning given that term in the employment or consulting agreement. If the Optionee does not have an employment or consulting agreement with the Corporation, or if such employment or consulting agreement does not define the term "cause," the term "cause" shall mean: (A) misconduct or dishonesty that materially adversely affects the Corporation, including without limitation (I) an act materially in conflict with the financial interests of the Corporation, (II) an act that could damage the reputation or customer relations of the Corporation, (III) an act that could subject the Corporation to liability, (IV) an act constituting sexual harassment or other violation of the civil rights of coworkers,
         (V) failure to obey any lawful instruction of the Board or any officer of the Corporation and (VI) failure to comply with, or perform any duty required under, the terms of any confidentiality, inventions or non-competition agreement the Optionee may have with the Corporation, or (B) acts constituting the unauthorized disclosure of any of the trade secrets or confidential information of the Corporation, unfair competition with the Corporation or the inducement of any customer of the Corporation to breach any contract with the Corporation. The right to exercise any option shall be suspended automatically during the pendency of any investigation by the Board, or its designee, and/or any negotiations by the Board, or its designee, and the Optionee, regarding any actual or alleged act or omission by the Optionee of the type described in this paragraph.


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                  (d)  SHAREHOLDER  RIGHTS.  An Optionee  shall have none of the rights of a shareholder with respect to any shares covered by the option until such Optionee shall have exercised the option and paid the option price.

                  (e) REPURCHASE RIGHTS. The Plan Administrator shall have complete discretion to impose certain repurchase rights on shares of Common Stock issued under the Plan including the following:

                           (1) (A) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under the Plan. Should the optionee cease Service or should the Corporation consummate a Corporate Transaction while the optionee is holding such unvested shares, the Corporation may reserve the right to repurchase, at the option price paid per share or such other repurchase price specified in the instrument evidencing such repurchase right, all or (at the discretion of the Corporation and with the consent of the Optionee) any of those unvested shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such right.

                                    (B) The  repurchase  right may be assignable
                  to any person or entity selected by the Corporation, including one or more of the Corporation's shareholders. However, if the selected assignee is other than a Parent or Subsidiary corporation, then the assignee must make a cash payment to the Corporation, upon the assignment of the repurchase right, in an amount equal to the amount by which the Fair Market Value of the unvested shares at the time subject to the assigned right exceeds the aggregate repurchase price payable for such unvested shares.

                                    (C)  Upon  the  occurrence  of  a  Corporate
                  Transaction, the Plan Administrator may, at its sole discretion, (I) terminate all or any outstanding repurchase rights under the Plan and thereby cause the shares subject to such rights to vest immediately in full, (II) arrange for all or any of the repurchase rights to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (III) exercise the Corporation's right to repurchase any unvested shares contemporaneously with the consummation of the Corporate Transaction if such right is provided in the Stock Purchase Agreement pursuant to which such unvested shares were issued.

                           (2) Until such time as the Corporation's outstanding shares of Common Stock are first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed sale or other disposition by the Optionee (or any successor in interest by reason of purchase, gift or other mode of transfer) of any shares of Common Stock issued under the Plan. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions established by the Plan Administrator and set forth in the instrument evidencing such right.

         2.       INCENTIVE OPTIONS

                  The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

                  (a) OPTION PRICE. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the grant date; provided, if the individual to whom the option is granted is at the time a 10% Shareholder, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the grant date.

                  (b) DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary corporation) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of one hundred thousand dollars ($100,000). To the extent the Employee holds two or more such


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options which become  exercisable  for the first time in the same calendar year, the foregoing limitation on the exercisability thereof as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

                  (c) OPTION TERM FOR 10% SHAREHOLDER. No option granted to a 10% Shareholder shall have a term in excess of five (5) years from the grant date.

                  (d)  ACCELERATED  TERMINATION  OF OPTION TERM. The option term
shall  terminate   prior  to  the  expiration  date   established  by  the  Plan
Administrator should any of the following provisions become applicable:

                           (1) Except as otherwise  provided in subparagraph (2)
or (3) below, should an Optionee cease to remain in Service while his/her option is outstanding, then the period for exercising his/her option shall be reduced to a three (3) month period commencing with the date of such cessation of Service, but in no event shall such option be exercisable at any time after the expiration date. Upon the expiration of such three (3) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

                           (2) Should the Optionee die while  his/her  option is
outstanding,  his/her option shall cease to be exercisable,  upon the EARLIER of
(a) the expiration of the twelve (12) month period measured from the date of Optionee's death or (b) the expiration date of the option. Upon the expiration of such twelve (12) month period or (if earlier) upon the expiration date, the option shall terminate and cease to be outstanding.

                           (3) Should the Optionee become  Permanently  Disabled
and cease by reason thereof to remain in Service while his/her option is outstanding, then the Optionee shall have a period of twelve (12) months (commencing with the date of such cessation of Service) during which to exercise his/her option, but in no event shall this option be exercisable at any time after the expiration date of the option. Upon the expiration of such limited period of exercisability or (if earlier) upon the expiration date, his/her option shall terminate and cease to be outstanding.

                           (4)  During  the  limited  period  of  exercisability
applicable under subparagraphs (1), (2), or (3) above, the Optionee's option may be exercised for any or all of the option shares in which the Optionee, at the time of cessation of Services, is vested in accordance with the exercise/vesting provisions specified in his/her stock option documents.

                  (e) RESTRICTION OF TRANSFER. An option shall not be transferable otherwise then by will or the laws of descent and distribution and may be exercisable during the lifetime of the Optionee only by such Optionee or the Optionee's guardian or legal representative.

                  Except as modified by the preceding provisions of this Section 2, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

         3.       CORPORATE TRANSACTION

                  (a) In the event of any Corporate Transaction, each option outstanding under the Plan shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless assumed by the successor corporation or parent thereof.

                  (b) In connection with any such Corporate Transaction, the Plan Administrator may, at its sole discretion, (I) accelerate each or any outstanding option under the Plan so that each or any such option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares, (II) arrange for each or any outstanding option to either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (III) arrange for the option to be replaced by a comparable cash incentive program of the successor corporation based on the option spread (the amount by which the Fair Market Value of the shares of Common Stock at the time subject to the option exceeds the option price payable for such shares) or (IV) take none of the actions described in clauses (I), (II) or (III) above and allow the option to terminate as provided


                                       STOCK OPTION/STOCK ISSUANCE PLAN - PAGE 7
in Section 3(a) above. The determination of comparability under clauses (II) and
(III) above shall be made by the Plan Administrator, and such determination shall be final and conclusive.

                  (c) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with the Corporate Transaction shall remain subject to the applicable dollar limitation of subsection 2(b) of this Article II.

                  (d) If the outstanding options under the Plan are assumed by the successor corporation (or parent thereof) in the Corporate Transaction or are otherwise to continue in effect following such Corporate Transaction, then each such assumed or continuing option shall, immediately after such Corporate Transaction, be appropriately adjusted to apply and pertain to the number and class of securities or other property that would have been issuable to the option holder, in consummation of the Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, PROVIDED the aggregate option price payable for such securities or other property shall remain the same. In addition, the number and class of securities or other property available for issuance under the Plan following the consummation of such Corporate Transaction shall be appropriately adjusted.

                  (e) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         4.       CANCELLATION AND NEW GRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having, in the case of an Incentive
Option, an option price per share not less than one hundred percent (100%) of such Fair Market Value per share of Common Stock on the new grant date, or, in the case of a 10% Shareholder, not less than one hundred and ten percent (110%) of such Fair Market Value.

         5.       EXTENSION OF EXERCISE PERIOD

                  The Plan Administrator shall have full power and authority to extend (either at the time while the option is granted or at any time while the option remains outstanding) the period of time for which the option is to remain exercisable following the Optionee's cessation of Service, from the limited period set forth in the option agreement, to such greater period of time as the Plan Administrator may deem appropriate under the circumstances. In no event, however, shall such option be exercisable after the specified expiration date of the option term.


                                   ARTICLE III

                             STOCK ISSUANCE PROGRAM

         1.       TERMS AND CONDITIONS OF STOCK ISSUANCES

                  Shares of Common Stock shall be issuable under the Stock Issuance Program through direct and immediate issuances without any intervening stock option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") which complies with each of the terms and conditions of this Article III.

                  (a)      ISSUE PRICE.

                           (1) In the absolute discretion of the Plan Administrator, shares may be issued for consideration with a value less than one-hundred percent (100%) of the Fair Market Value of the issued shares.


                                       STOCK OPTION/STOCK ISSUANCE PLAN - PAGE 8

                           (2) Shares shall be issued under the Plan for such consideration as the Plan Administrator shall from time to time determine, provided that in no event shall shares be issued for consideration other than:

                                    (A)   cash  or  check  payable  to  the
                  Corporation,

                                    (B)   promissory   note   payable   to   the
                  Corporation's order, which may be subject to cancellation by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator shall specify, or

                                    (C)   services   rendered,   including   any
                  technology or other intellectual property contributed or assigned by Participant to the Corporation.

                  (b)      VESTING SCHEDULE.

                           (1)  In  the   absolute   discretion   of  the   Plan
         Administrator, the interest of a Participant in the shares of Common Stock issued to such Participant under the Plan may be fully and immediately vested upon issuance or may vest in one or more installments  in accordance  with the vesting  provisions of subsection
         (b)(4). Except as otherwise provided in subsection (b)(2), the Participant may not transfer any purchased shares in which he/she does not have a vested interest. Accordingly, all unvested shares issued under the Plan shall bear the restrictive legend specified in subsection (c)(1), until such legend is removed in accordance with subsection (c)(2). The Participant, however, shall have all the rights of a shareholder with respect to the shares of Common Stock issued to Participant hereunder, whether or not Participant's interest in such shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any cash dividends or other distributions paid or made with respect to such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the holder of unvested Common Stock may have the right to receive by reason of a stock dividend, stock split, reclassification or other similar recapitalization event affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (I) the same vesting requirements under subsection
         (b)(4) applicable to the unvested Common Stock and (II) such escrow arrangements as the Plan Administrator shall deem appropriate.

                           (2) As used in this Article III, the term "transfer" shall include (without limitation) any sale, pledge, encumbrance, gift or other disposition of such shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to Participant's spouse, parents or issue or to a trust established for such spouse, parents or issue, provided the donee of such shares delivers to the Corporation at the time of such donee's acquisition of the gifted shares a written agreement to be bound by all the provisions of the Plan and the Purchase Agreement executed by the Participant.

                           (3) Should the Participant cease Service for any reason while Participant's interest in the Common Stock remains unvested, then the Corporation shall have the right to repurchase, at the original purchase price paid by the Participant or at such other repurchase price specified in the instrument evidencing such repurchase right, all or (at the discretion of the Corporation and with the consent of the Participant) any shares in which the Participant is not at the time vested, and the Participant shall thereafter cease to have any further shareholder rights with respect to the repurchased shares.

                           (4) Any shares of Common Stock issued under the Stock Issuance Program which are not vested at the time of such issuance shall vest in one or more installments thereafter. The elements of the vesting schedule, namely the performance or service objectives to be completed or achieved, the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments and the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and specified in the Issuance Agreement.

                           (5) The Plan Administrator may in its discretion elect not to exercise, in whole or in part, its repurchase rights with respect to any unvested Common Stock or other assets which would


                                       STOCK OPTION/STOCK ISSUANCE PLAN - PAGE 9
         otherwise at the time be subject to repurchase pursuant to the provisions of subsection (b)(3). Such an election shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the election applies.

                           (6) No shares of Common  Stock or other  assets shall
         be issued or delivered under this Plan unless and until, in the opinion of counsel for the Corporation (or its successor in the event of any Corporate Transaction), there shall have been compliance with all applicable requirements of the Federal and state securities exchange on which stock of the same class is then listed, and all other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery.

                  (c)      STOCK LEGENDS.

                           (1) Each certificate representing unvested shares of Common Stock (or other securities) issued under the Stock Issuance Program shall bear a restrictive legend substantially as follows:

                  "The securities represented by this certificate are subject to repurchase by the Corporation pursuant to the provisions of the Stock Issuance Agreement between the Corporation and the registered holder of the securities (or such holder's predecessor in interest), a copy of which is on file at the principal office of the Corporation."

                           (2) As the interest of the Participant vests with respect to any stock certificate representing shares acquired under the Stock Issuance Program, the Corporation, upon the Participant's delivery of such certificate during the period or periods designated each year by the Plan Administrator for such certificate reissuance, shall issue a new certificate for the vested shares without the restrictive legend of subsection (c)(1) and a second certificate for the balance of the shares with such legend. If the Corporation repurchases any unvested shares of the Participant pursuant to the provisions of subsection (b)(3), the Corporation shall at the time the repurchase is effected deliver a new certificate, without the restrictive legend of subsection (c)(1), representing the number of shares (if any) in which the Participant is vested and which are accordingly no longer subject to repurchase by the Corporation.

                  (d) RIGHT OF FIRST REFUSAL. The Plan Administrator may in its discretion establish as a term and condition of the issuance of one or more shares of Common Stock under the Stock Issuance Program that the Corporation shall have a right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest by reason of purchase, gift or other mode of transfer) of one or more shares of such Common Stock. Such right of first refusal shall be exercisable by the Corporation (or its assignees) in accordance with the terms and conditions specified in the instrument evidencing such right.

         2.       CORPORATE TRANSACTION

                  Upon the occurrence of a Corporate Transaction, the Plan Administrator may, at its sole discretion, (I) terminate all or any outstanding repurchase rights under this Article III of the Plan and thereby cause the shares subject to such rights to vest immediately in full, (II) arrange for all or any of the repurchase rights to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (III) exercise the Corporation's right to repurchase any unvested shares contemporaneously with the consummation of the Corporate Transaction, if such right is provided in the Stock Issuance Agreement pursuant to which such unvested shares were issued.


                                   ARTICLE IV

                                  MISCELLANEOUS

         1.       LOANS

                  (a)  The  Plan   Administrator  may  assist  any  Optionee  or
Participant  (including an Optionee or Participant who is an officer or director


                                      STOCK OPTION/STOCK ISSUANCE PLAN - PAGE 10
of the Corporation) in the exercise of one or more options granted to such Optionee under the Article II Option Grant Program or the purchase of one or more shares issued to such Participant under the Article III Stock Issuance Program, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by:

                           (1) authorizing the extension of a loan from the Corporation to such Optionee or Participant, or

                           (2) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years.

                  (b) The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be established by the Plan Administrator in its sole discretion. Loans or installment payments may be granted with or without security or collateral; however, any loan made to a consultant or other non-employee advisor must be secured by property other than the purchased shares of Common Stock. In all events, the maximum credit available to each Optionee or Participant may not exceed the SUM of (I) the aggregate option price or purchase price payable for the purchased shares less the aggregate par value for such shares plus (II) any Federal and State income and employment tax liability incurred by the Optionee or Participant in connection with such exercise or purchase.

                  (c) The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under the financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Board in its discretion deems appropriate.

         2.       AMENDMENT OF THE PLAN AND AWARDS

                  (a) The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, no such amendment or modification shall adversely affect the rights and obligations of an Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board shall not, without the approval of the Corporation's shareholders, amend the Plan to (I) materially increase the maximum number of shares issuable under the Plan (except for permissible adjustments under Article I, Section 5(c)), (II) materially increase the benefits accruing to individuals who participate in the Plan, or
(III) materially modify the eligibility requirements for participation in the Plan.

                  (b) Options to purchase shares of Common Stock may be granted under the Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Option Grant Program or the Stock Issuance Program are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the initial excess issuances are made, whether as stock option grants or direct stock issuances, then (I) any unexercised options representing such excess shall terminate and cease to be exercisable and
(II) the Corporation shall promptly refund to the Optionees and Participants the option or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal
Rate) for the period the shares were held in escrow.

         3.       EFFECTIVE DATE AND TERM OF PLAN

                  (a) The Plan shall become effective when adopted by the Board, but no option granted under the Plan shall become exercisable, and no shares shall be issuable under the Stock Issuance Program, unless and until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate, and no further options shall be granted and no shares shall be issued under the Stock Issuance Program. Subject to such limitation, the Plan Administrator may grant options under the Plan at any time after the effective date and before the date fixed herein for termination of the Plan.


                                      STOCK OPTION/STOCK ISSUANCE PLAN - PAGE 11

                  (b) The Plan shall terminate upon the EARLIER of (I) ten years after the adoption of the Plan or (II) the date on which all shares available for issuance under the Plan have been issued or canceled pursuant to the exercise or surrender of options granted under Article II or the issuance of shares under Article III. If the date of termination is determined under clause
(I) above, then no options outstanding on such date under Article II and no shares issued and outstanding on such date under Article III shall be affected by the termination of the Plan, and such securities shall thereafter continue to have force and effect in accordance with the provisions of the stock option agreements evidencing such Article II options and the stock purchase agreements evidencing the issuance of such Article III shares.

         4.       USE OF PROCEEDS

                  Any cash proceeds received by the Corporation from the issuance of shares of Common Stock under the Plan shall be used for general corporate purposes.

         5.       WITHHOLDING

                  The Corporation's obligation to deliver shares upon the exercise or surrender of any options granted under Article II or upon the purchase of any shares issued under Article III shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

         6.       REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any options under the Option Grant Program, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.





                                      STOCK OPTION/STOCK ISSUANCE PLAN - PAGE 12